                   RESTRUCTURING AND SALE AGREEMENT (HARKEN)



         THIS RESTRUCTURING AND SALE AGREEMENT (HARKEN) is made and entered into as of the 5th day of October, 1995, by and among Harken Energy Corporation, a Delaware corporation ("HARKEN") , Harken Energy West Texas, Inc., a Delaware corporation ("HARKEN SUB"), Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("ING") , New England Mutual Life Insurance Company, a Massachusetts corporation ("NEW ENGLAND"), and EnCap 1989-I Limited Partnership, a Texas limited partnership ("ELP").

                                   RECITALS:

         A. Reference is herein made to that certain Loan Agreement dated as of May 22, 1992, by and among Yellowhouse Project Co., a Delaware corporation ("YELLOWHOUSE"), ING, New England and ELP, as heretofore amended (the "LOAN AGREEMENT"), whereunder ING, New England and ELP (collectively, the "INVESTORS") made loans to Yellowhouse in the aggregate principal amount equal to $12,000,000 (the "LOANS"). Immediately prior to the execution and delivery of this Agreement, Yellowhouse, Parker & Parsley Petroleum Company, a Delaware corporation ("PARKER & PARSLEY"), and the Investors have executed and delivered that certain Restructuring Agreement (P&P) of even date herewith (the "P&P AGREEMENT"), whereby (among other things) the Investors have agreed (subject to the terms thereof) to forgive the outstanding principal amount of the Loans, plus accrued and unpaid interest thereon, save and except for an aggregate principal amount equal to $750,000. Under the P&P Agreement, Yellowhouse has executed new promissory notes of even date herewith in favor of ING, New England and ELP in an aggregate amount equal to $750,000 (the "NEW YELLOWHOUSE NOTES").

         B. Reference is herein made to that certain Agreement of Purchase and Sale dated as of even date herewith by and between Yellowhouse, Parker & Parsley, and the Harken Sub (the "PURCHASE AGREEMENT"). As consideration for the sale by Yellowhouse to the Harken Sub of the "PROPERTIES" (as defined in the Purchase Agreement) under the Purchase Agreement, the Harken Sub has agreed to assume the indebtedness evidenced by the New Yellowhouse Notes.
Consummation of the transactions contemplated by the Purchase Agreement is specifically conditioned (among other things) upon the agreement of the Investors to permit the assumption of the indebtedness evidenced by the New Yellowhouse Notes by the Harken Sub.

         C. The parties hereto deem it in their mutual best interests to set forth in writing the terms of their agreements with respect to (i) the assumption by the Harken Sub of the indebtedness evidenced by the New Yellowhouse Notes, (ii) the issuance by Harken to the Investors of (x) shares of common stock of Harken and (y) warrants to purchase shares of common stock of Harken, and (iii) certain other matters.





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                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual agreements contained herein, the sufficiency of which is hereby acknowledged and confirmed, the parties hereto, intending to be legally bound thereby, agree as follows:

         SECTION 1.       DEFINITIONS AND REFERENCES.

         (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the sections, subsections or other subdivisions referred to below:

         "AGREEMENT" shall mean this Restructuring and Sale Agreement (Harken), as hereafter amended, modified, supplemented or otherwise changed in accordance with the terms hereof.

         "AMENDED SECURITY DOCUMENTS" shall have the meaning assigned to it in
Section 5.

         "CLOSING" shall have the meaning assigned to it in Section 8.

         "CLOSING DATE" shall have the meaning assigned to it in Section 8.

         "CLOSING SHARES" shall have the meaning assigned to it in Section 3(a).

         "DEFICIENCY NOTE" shall have the meaning assigned to it in Section 10(a)(ii).

         "ELP" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

         "HARKEN" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

         "HARKEN COMMON STOCK" shall mean shares of common stock of Harken, $0.01 par value per share.

         "HARKEN ENTITY" shall have the meaning assigned to it in Section 6.

         "HARKEN SUB" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

         "ING" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

         "INVESTORS" shall have the meaning assigned to it in Paragraph A of the Recitals.





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         "LOAN AGREEMENT" shall have the meaning assigned to it in Paragraph A of the Recitals.

         "LOANS" shall have the meaning assigned to it in Paragraph A of the Recitals.

         "NEW ENGLAND" shall have the meaning assigned to it in the introductory paragraph to this Agreement.

         "NEW NOTES" shall have the meaning assigned to it in Section 2.

         "NEW YELLOWHOUSE NOTES" shall have the meaning assigned to it in Paragraph A of the Recitals.

         "PARKER & PARSLEY" shall have the meaning assigned to it in Paragraph A of the Recitals.

         "P&P AGREEMENT" shall have the meaning assigned to it in Paragraph B of the Recitals.

         "PROPERTIES" shall have the meaning assigned to it in Paragraph B of the Recitals.

         "PURCHASE AGREEMENT" shall have the meaning assigned to it in Paragraph B of the Recitals.

         "QUALIFIED OFFER" shall have the meaning assigned to it in Section 10(b)(i).

         "QUALIFIED PURCHASER" shall have the meaning assigned to it in Section 10(b)(ii).

         "REALIZED PROCEEDS" shall have the meaning assigned to it in Section 10(b)(iii).

         "REGISTRATION RIGHTS AGREEMENT" shall have the meaning assigned to it in Section 4.

         "RELATED AGREEMENTS" shall mean the Purchase Agreement, the Warrants, the Registration Rights Agreement and the Amended Security Documents.

         "SEC DOCUMENT" shall have the meaning assigned to it in Section 10(h).

         "SHARING RATIO" shall have the meaning assigned to it in Section 10(b)(iv).

         "SPECIAL PROVISION OPTIONS" shall have the meaning assigned to it in
Section 10(a).

         "SPECIAL PROVISION TERM" shall have the meaning assigned to it in
Section 10(b)(v).

         "TARGET PROCEEDS" shall have the meaning assigned to it in Section 10(b)(vi).

         "WARRANT" shall have the meaning assigned to it in Section 3(b).





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         "WARRANT SHARES" shall have the meaning assigned to it in Section 3(b).

         "YELLOWHOUSE" shall have the meaning assigned to it in Paragraph A of the Recitals.

         (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. All references to Exhibits are to Exhibits attached hereto, each of which is made a part hereof for all purposes. Titles appearing at the beginning of any such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. All references herein to "$" or to "Dollars" are to U.S. dollars.

         SECTION 2.       ASSUMPTION OF NEW YELLOWHOUSE NOTES.

         (a) Subject to the terms and conditions hereof, (i) the Harken Sub hereby agrees to assume the indebtedness evidenced by the New Yellowhouse Notes as of the Closing Date and (ii) the Investors hereby consent and agree to the assumption by the Harken Sub of the indebtedness evidenced by the New Yellowhouse Notes as of the Closing Date. The foregoing assumption shall be evidenced by new promissory notes executed by the Harken Sub ( the "NEW NOTES"), each of which shall be made payable to the appropriate Investor in the principal amount set forth opposite such Investor's name below in this Section
2. Each New Note (A) will be dated the Closing Date, (B) will be substantially in the form of Exhibit 2 in all material respects, and (C) will be secured by the existing liens and security interests currently held by the Investors pursuant to the Loan Agreement.

         ING                                       $375,000
         New England                               $300,000
         ELP                                       $ 75,000

         (b) Provided the transactions contemplated hereby are consummated, the Harken Sub, ING, New England and ELP agree that: (i) as of the date hereof,
(A) an amount equal to $129,341.83 shall be deemed to have been applied against the outstanding principal balance of the New Note executed in favor of ING, (B) an amount equal to $103,473.47 shall be deemed to have been applied against the outstanding principal amount of the New Note executed in favor of New England and (C) an amount equal to $25,868.37 shall be deemed to have been applied against the outstanding principal amount of the New Note executed in favor of ELP; and (ii) the Harken Sub shall immediately wire transfer immediately available funds to ING, New England and ELP an amount equal to $35,642.79, $28,514.23 and $7,128.56, respectively, which amount shall be applied by such party to reduce the outstanding principal balance of such party's New Note.





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         SECTION 3.       ISSUANCE AND DELIVERY OF CLOSING SHARES AND WARRANTS.

         (a) On the Closing Date and subject to the terms and conditions hereof, Harken will issue and deliver to each Investor the number of shares of Harken Common Stock set forth opposite such Investor's name below in this
Section 3(a) (such shares being called the "CLOSING SHARES"):

         ING                                       1,500,000
         New England                               1,200,000
         ELP                                         300,000

         (b) On the Closing Date and subject to the terms and conditions hereof, Harken will issue and deliver to each Investor a "WARRANT" (as herein called), substantially in the form of Exhibit 3(b) in all material respects, entitling such Investor to purchase on the terms and conditions contained in such Warrant the number of shares of Harken Common Stock set forth opposite such Investor's name below in this Section 3(b) (such shares being called the "WARRANT SHARES"):

         ING                                         500,000
         New England                                 400,000
         ELP                                         100,000

         SECTION 4. REGISTRATION RIGHTS AGREEMENT. On the Closing Date and subject to the terms and conditions hereof, the Investors and Harken agree to execute and deliver the REGISTRATION RIGHTS AGREEMENT (as herein called) substantially in the form of Exhibit 4 in all material respects.

         SECTION 5. MORTGAGE AND OTHER SECURITY DOCUMENTS. On the Closing Date and subject to the terms and conditions hereof, Harken and the Harken Sub agree to execute and deliver (a) the Amended Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement,
(b) the Statement of Amendment of Financing Statement and (c) the Financing Statement (collectively, the "AMENDED SECURITY DOCUMENTS"), substantially in the form of Exhibit 5 in all material respects.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF HARKEN AND HARKEN SUB. Each of Harken and the Harken Sub (a "HARKEN ENTITY") hereby jointly and severally represent and warrant to the Investors as follows:

                 (a) Each Harken Entity is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve a Harken Entity are pending.

                 (b) Each Harken Entity is duly qualified or licensed to do business and is in good standing in the State of Texas.





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                 (c)   Each Harken Entity has full corporate power and corporate
         authority to execute, deliver, and perform this Agreement and all Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by each Harken Entity of this Agreement and all Related Agreements, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of such Harken Entity. This Agreement has been duly executed and delivered by each Harken Entity and constitutes, and each other agreement, instrument, or document executed or to be executed by such Harken Entity in connection with the transactions contemplated hereby (including any Related Agreement to which it is a party) has been, or when executed will be, duly executed and delivered by such Harken Entity and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of such Harken Entity, enforceable against such Harken
         Entity in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

                 (d) The execution, delivery, and performance by each Harken Entity of this Agreement and the Related Agreements to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the charter or bylaws or other governing instruments of such Harken Entity, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which such Harken Entity is a party or by which such Harken Entity or any of its properties may be bound, (iii) result in the creation or imposition of any lien or other encumbrance upon the properties of such Harken Entity, or (iv) violate any applicable law, rule or regulation binding upon such Harken Entity.

                 (e) No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by any Harken Entity in connection with the execution, delivery, or performance by such Harken Entity of this Agreement and the Related Agreements to which it is a party or the consummation by it of the transactions contemplated hereby and thereby, other than (i) compliance with any applicable requirements of the Securities Act and any applicable state securities laws and (ii) the consent of the Investors contemplated hereby.

                 (f) The Closing Shares to be issued by Harken at the Closing have been duly authorized for such issuance and, when issued and delivered by Harken in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable. The issuance of the Closing Shares under this Agreement is not subject to any preemptive or similar rights.





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                 (g)      The Warrants to be issued by Harken at the Closing
         have been duly authorized for such issuance and, when issued and delivered by Harken in accordance with the provisions of this Agreement, will be validly issued and will constitute valid and legally binding obligations of Harken enforceable against Harken in accordance with their respective terms. The shares of Harken Common Stock issuable upon the exercise of the Warrants have been duly reserved for such issuance and, when issued and delivered by Harken in accordance with the provisions of the Warrants, will be validly issued, fully paid and nonassessable.

                 (h) Harken is current in its obligations to file all periodic report and proxy statements with the Securities and Exchange Commission required to be filed under the Securities Exchange Act of 1934, as amended, and applicable rules and regulations promulgated thereunder. Harken's Annual Report on Form-10K for the year ended December 31, 1994, and Harken's Quarterly Reports on Form-10Q for the quarters ending March 31, 1995, and June 30, 1995, respectively (the "SEC DOCUMENTS") do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Since June 30, 1995, there have been no material developments, transactions or events affecting Harken (other than developments or events affecting the oil and gas exploration and production industry gener- ally) other than as disclosed by Harken in the SEC Documents or to the Investors in writing. There are no material liabilities of Harken (contingent or otherwise), other than as disclosed in the SEC Documents and the financial statements included therein.

         SECTION 7.       REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

         Each Investor hereby severally (and not jointly or jointly and severally) represents and warrants to the Harken Entities as follows:

                 (a) Such Investor is acquiring the Closing Shares and the Warrant to be acquired by it hereunder for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except
         (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the Closing Shares or Warrant, or (ii) pursuant to an applicable exemption under the Securities Act.

                 (b) Such Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Closing Shares and the Warrant to be acquired by it hereunder, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Closing Shares and the Warrant. Such Investor represents that it has not been organized for the purpose of acquiring the Closing Shares and the Warrant to be acquired by it hereunder.

                 (c) Such Investor understands that the Closing Shares and the Warrant will not have been registered pursuant to the Securities Act or any applicable state securities laws, that such Closing Shares and the Warrant will be characterized as "restricted securities" under





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
         federal securities laws, and that under such laws and applicable regulations such Closing Shares and the Warrant cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

                 (d) It is agreed and understood by such Investor that the certificates representing the Closing Shares shall each conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE FIRST REGISTERED PURSUANT TO THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                 (e) It has received a copy of the SEC Document and has had an opportunity to ask questions and receive answers from Harken regarding the business, properties, prospects and financial condition of Harken and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access.

         SECTION 8. CLOSING. The closing of the transactions contemplated hereby (the "CLOSING") will take place at the offices of Thompson & Knight, P.C., located at 1700 Pacific Avenue, Dallas, Texas, at 11:00 a.m. local time, on October 5, 1995, or at such other date and time as the Investors and Harken may mutually agree upon. The date on which the Closing occurs is herein called the "CLOSING DATE".

         SECTION 9.       CONDITIONS PRECEDENT.

         (a) The obligations of the Investors to consummate the transactions contemplated hereby shall be subject to each of the following conditions being met:

                 (i) Each and every representation of each Harken Entity under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of the time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by the Investors.

                 (ii) Each Harken Entity shall have performed and complied in all material respects with (or compliance therewith shall have been waived by the Investors) each and every covenant and agreement required to be performed or complied with by such Harken Entity prior to or at Closing.





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                 (iii)    The Harken Sub shall have executed and delivered a
         New Note in favor of each Investor.

                 (iv) Each Investor shall have received a certificate or certificates in definitive form representing the Harken Shares to be issued to such Investor pursuant to Section 3(a).

                 (v) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement or any Related Agreement.

                 (vi) The Purchase Agreement and the P&P Agreement shall have been executed and delivered by the respective parties thereto and the transactions contemplated thereunder consummated.

         (b) The obligations of each Harken Entity to consummate the transactions contemplated hereby shall be subject to each of the following conditions being met:

                 (i) Each and every representation of the Investors under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of the time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by each Harken Entity.

                 (ii) Each Investor shall have performed and complied in all material respects with (or compliance therewith shall have been waived by each Harken Entity) each and every covenant and agreement required to be performed or complied with by such Investor prior to or at Closing.

                 (iii) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement or any Related Agreement.

                 (iv) The Purchase Agreement and the P&P Agreement shall have been executed and delivered by the respective parties thereto and the transactions contemplated thereunder consummated.

         SECTION 10.      CERTAIN POST-CLOSING ELECTIONS AND OBLIGATIONS.





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         (a)     If, as of the expiration of the Special Provision Term,
Realized Proceeds are less than Target Proceeds, then, within ten days after the expiration of the Special Provision Term, each of the Investors shall elect one of the following options (the "SPECIAL PROVISION OPTIONS") by notice to Harken, in which event such Investor, Harken and the Harken Sub shall have the duties and obligations hereinafter described:

                 (i) Such Investor may elect to receive, and the Harken Sub shall be obligated to execute and deliver, an assignment of a portion of the Properties, which portion shall be equal to the product of A times B, where "A" is equal to a percentage derived from a fraction, the numerator of which is the Realized Proceeds and the denominator of which is the Target Proceeds, and where "B" is equal to the Investor's Sharing Ratio. If an Investor elects the option described in this paragraph (i), such Investor shall be obligated to assign to Harken without consideration therefor all of such Investor's Closing Shares not theretofore disposed of (however, such Investor shall be permitted to retain the Harken Warrant and any Warrant Shares then held by it).

                 (ii) Such Investor may elect to receive, and the Harken Sub shall be obligated to execute and deliver to such Investor a promissory note (a "DEFICIENCY NOTE") in the principal amount equal to [A minus B] times C, where "A" is the Target Proceeds, where "B" is the Realized Proceeds, and where "C" is such Investor's Sharing Ratio. Each Deficiency Note issued to an Investor (A) shall bear interest at a rate of 10% per annum, (B) shall be payable in 36 consecutive equal monthly principal payments plus accrued interest, the first of which shall be due the first month immediately after the month during which such note is executed and delivered, (C) shall be secured by a lien and a security interest in the Properties and (D) at the election of such Investor, shall be guaranteed by Harken with respect to payment and performance. If an Investor elects the option described in this paragraph (ii), such Investor shall be obligated to assign to Harken without consideration therefor all of such Investor's Closing Shares not theretofore disposed of (however, such Investor shall be permitted to retain the Warrant and any Warrant Shares then held by it).

                 (iii) Such Investor may elect to retain all of its Closing Shares not theretofore disposed of (as well as the Warrant and Warrant Shares then held by it). If an Investor elects the option described in this paragraph (iii), such Investor shall release any and all of the interests it then has in any liens, security interests and other claims with respect to the Properties.

         (b)     As used in this Section 10:

                 (i) the term "QUALIFIED OFFER" shall mean an offer to purchase Closing Shares at a price not less than $1.50 per share (which price per share shall be proportionately adjusted in the event of any subdivision or combination of Harken





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         Common Stock) or such other price per share as agreed upon in writing by Harken and all of the Investors;

                 (ii) the term "QUALIFIED PURCHASER" shall mean a person introduced to the Investors by Harken that, in the good faith determination of the Investors, is financially able to consummate the purchase of Closing Shares that is the subject of the Qualified Offer made by such person;

                 (iii) the term "REALIZED PROCEEDS" shall mean the sum of A plus B, where "A" is equal to the aggregate gross proceeds actually received by the Investors (prior to any commissions, fees or other costs) from the sale of Closing Shares during the Special Provision Term, and where "B" is equal to the aggregate gross proceeds the Investors would have received from the sale of Closing Shares during the Special Provision Term had they elected to accept a Qualified Offer from a Qualified Purchaser;

                 (iv) the term "SHARING RATIO" shall mean with respect to each Investor the percentage amount set forth opposite such Investor's name below in this paragraph (iv):

                              ING                      50%
                              New England              40%
                              ELP                      10%

                 (v) the term "SPECIAL PROVISION TERM" shall mean the period of time commencing the Closing Date and ending three-years thereafter; and

                 (vi) the term "TARGET PROCEEDS" shall mean an amount equal to $4,000,000 plus interest thereon (less any Realized Proceeds) at the rate of 10% per annum from the Closing Date to the date as of which any calculation of such amount is made hereunder.

         (c) Notwithstanding anything else herein to the contrary, if, during the Special Provision Term, (i) the daily closing price of the Harken Common Stock shall be less than $0.50 per share for ten consecutive trading days, and (ii) Realized Proceeds have not equaled or exceeded Target Proceeds, each of the Investors shall thereupon have the right to exercise any of the Special Provision Options.

         (d) Notwithstanding the foregoing or anything else herein to the contrary, any obligations owed by each Investor to Harken or the Harken Sub pursuant to this Section 10 shall be several, and not joint and several.

         (e) In the event that an Investor, on the one hand, or a Harken Entity, on the other hand, is obligated under subsection (a) above to take certain actions under such subsection, then such actions shall be taken as promptly as possible but in any event within 30 days after the point in time that an Investor makes an election under such subsection.





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         SECTION 11.      NO COMMISSIONS OWED.  Each Harken Entity jointly and
severally agree to indemnify and hold harmless each Investor (and its affiliates, and its and their respective officers, directors, employees, attorneys, contractors and agents) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, a Harken Entity with any broker or finder in connection with this Agreement or the transactions contemplated hereby. Each Investor severally (and not jointly or jointly and severally) agrees to indemnify and hold harmless each Harken Entity (and their respective officers, directors, employees, attorneys, contractors and agents) from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, such Investor with any broker or finder in connection with this Agreement or the transactions contemplated hereby.

         SECTION 12. NOTICES. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

      If to Harken or
         the Harken Sub:

      [Harken Energy Corporation] [Harken Energy West Texas, Inc.] 5605 N. MacArthur, Suite 400
      Irving, Texas  75038
      Telecopier No.:  (214)753-6955

      Attention:  Mikel D. Faulkner, Chairman

      with a copy to:
      Larry E. Cummings, General Counsel

      If to the Investors:     See Exhibit 12 hereto.

and shall be considered delivered on the date of receipt. Any party hereto may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other parties, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

      SECTION 13. SURVIVAL OF PROVISIONS. All representations, warranties and covenants made by each party hereto in this Agreement or any other document contemplated thereby or hereby shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or such other document, regardless of any investigation made by or on behalf of any such party.

      SECTION 14.      MISCELLANEOUS MATTERS.

            (a) PARTIES BEAR OWN EXPENSES. The Investors, on the one hand, and the Harken Entities, on the other hand, shall each bear and pay all expenses (including, without limitation, legal fees) incurred by them in connection with the transactions contemplated by this Agreement.

            (b) ENTIRE AGREEMENT. This Agreement and the other documents contemplated hereunder contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter.

            (c) AMENDMENTS. This Agreement may be amended, modified, supplemented, restated or discharged only by an instrument in writing signed by all of the parties hereto.

            (d) NO WAIVER. The failure of any party hereto to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

            (e) CHOICE OF LAW. Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas applicable to contracts made and to be performed entirely within such state and the laws of the United States of America.

            (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, provided that (i) neither Harken Entity may assign its rights and duties hereunder without the prior written consent of all of the Investors and (ii) no Investor may assign it rights and duties hereunder without the prior written consent of Harken except for any person to whom such Investor has transferred its Harken Common Stock, Warrant or Warrant Shares.

            (g) CERTAIN AGREEMENTS. Upon consummation of the transactions contemplated hereunder, the Investors agree that neither Harken Entity shall have any duty, obligation or liability under either the Loan Agreement or that certain Performance Agreement dated as of May 22, 1992, among Parker & Parsley, Yellowhouse and the Investors, and that each

      Harken Entity's duties, obligations, and liabilities to the Investors shall be those which are set forth in the documents contemplated hereby or which may be hereafter executed to which either or both are parties. Harken Sub agrees to execute an amendment to that certain Trust Agreement dated as of May 22, 1992, between Yellowhouse, Bankers Trust Company and the Investors as may be reasonably requested by the Investors to reflect that Harken Sub is the "Borrower" (as such term is used in the Trust Agreement) and to reflect such other changes as may be reasonably necessary to correspond with the terms of the transactions contemplated hereunder.

            (h) COUNTERPARTS. This Agreement may be executed in multiple counterparts, with each such counterpart constituting an original and all of such counterparts constituting but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        HARKEN ENERGY CORPORATION

                                        By:  /s/ Larry E. Cummings
                                             ---------------------------------
                                        Name: Larry E. Cummings
                                        Title: Vice President and Secretary


                                        HARKEN ENERGY WEST TEXAS, INC.

                                        By:  /s/ Larry E. Cummings
                                             ---------------------------------
                                        Name: Larry E. Cummings
                                        Title: Vice President and Secretary


                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION

                                        By:  /s/ Barry Borak
                                             ---------------------------------
                                        Name: Barry Borak
                                        Title: Vice President


                                        NEW ENGLAND MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By:  /s/ Michael T. Zonghetti
                                             ---------------------------------
                                        Name: Michael T. Zonghetti
                                        Title: Investment Officer


                                        ENCAP 1989-I LIMITED PARTNERSHIP

                                        By:  ENCAP PARTNERS, General Partner

                                        By:  /s/ Robert L. Zorich
                                             ---------------------------------
                                        Name: Robert L. Zorich
                                        Title: Managing Director